                                                                    EXHIBIT 99.1

THE TABLE BELOW CONTAINS THE RESTATED SELECTED FINANCIAL DATA RELATED TO NET INCOME (LOSS) PER SHARE AND WEIGHTED AVERAGE SHARES OUTSTANDING FROM THE 1997 ANNUAL REPORT ON FORM 10-K OF EDUCATIONAL MEDICAL, INC. (THE "REGISTRANT"), WHICH HAS BEEN RESTATED TO PRESENT THE EFFECTS OF FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 128, EARNINGS PER SHARE (THE "NEW STANDARD"), AND STAFF ACCOUNTING BULLETIN 98.



                                                                  Year Ended March 31,
                                                  ------------------------------------------------------
                                                                        Pro Forma
                                                  1997        1996         1995         1994        1993
--------------------------------------------------------------------------------------------------------
Per Share Data (1)

Basic:
Net income (loss) before extraordinary item      $0.58       $0.28       ($0.22)      ($0.45)      $0.70
Net income (loss)                                $0.51       $0.28       ($0.22)      ($0.45)      $0.70

Diluted:
Net income (loss) before extraordinary item      $0.41       $0.13       ($0.22)      ($0.45)      $0.39
Net income (loss)                                $0.36       $0.13       ($0.22)      ($0.45)      $0.39

Weighted average number shares
   outstanding (in thousands)
     Basic                                       4,484       2,371        2,371        2,371       2,371
     Diluted                                     6,447       5,182        2,371        2,371       4,331


(1) The numerator amounts reflect the pro forma income tax provision recorded due to the Nebraska Acquisition. Similarly, the basic and diluted per share amounts are the pro forma earnings per share amounts. Historical earnings per share is considered meaningless.


THE TABLE BELOW CONTAINS THE RESTATED FOOTNOTE 12. QUARTERLY FINANCIAL INFORMATION (UNAUDITED) FROM THE 1997 ANNUAL REPORT ON FORM 10-K OF EDUCATIONAL MEDICAL, INC.

The following is a summary of the unaudited quarterly financial information for the years ended March 31, 1997 and 1996:


                                                                         Quarter
                                                          ---------------------------------
                                                           First    Second    Third  Fourth
-------------------------------------------------------------------------------------------
Year ended March 31, 1997

Per Share Data
Basic:
Pro forma net income before extraordinary item             $0.03     $0.31    $0.18   $0.10
Pro forma net income                                       $0.03     $0.31    $0.13   $0.10

Diluted:
Pro forma net income before extraordinary item             $0.01     $0.13    $0.15   $0.10
Pro forma net income                                       $0.01     $0.13    $0.11   $0.10

Year ended March 31, 1996

Per Share Data
Basic:
Pro forma net income (loss) before extraordinary item     ($0.03)    $0.12    $0.04   $0.15
Pro forma net income (loss)                               ($0.03)    $0.12    $0.04   $0.15

Diluted:
Pro forma net income (loss) before extraordinary item     ($0.03)    $0.06    $0.02   $0.07
Pro forma net income (loss)                               ($0.03)    $0.06    $0.02   $0.07

THE TABLE BELOW PRESENTS THE REQUIRED DISCLOSURES UNDER FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 128 FOR THE YEARS ENDED MARCH 31, 1997, 1996 AND 1995.

The following table sets forth the computation of basic and diluted earnings per share:


                                                     1997 (1)          1996 (1)         1995 (1)
                                                    ---------------------------------------------
Numerator:
  Income (loss) before extraordinary item           $2,612,329        $  672,488      $ (513,430)
  Extraordinary item                                   308,683                --              --
                                                    ----------        ----------      ----------
  Net income (loss)                                 $2,303,646        $  672,488      $ (513,430)
                                                    ----------        ----------      ----------


Denominator:
  Denominator for basic earnings per share -
    weighted-average shares                          4,484,492         2,371,041       2,371,041
  Effect of dilutive securities:
    Convertible preferred stock                        981,006         1,705,082              --
    Options                                            301,222           222,936              --
    Warrants                                           680,545           882,808              --
                                                    ----------        ----------      ----------

  Denominator for diluted earnings per share -
    adjusted weighted-average shares                 6,447,265         5,181,867       2,371,041
                                                    ==========        ==========      ==========

Income (loss) per share - basic:
  Income before extraordinary item                  $     0.58        $     0.28      $    (0.22)
  Extraordinary item                                $    (0.07)               --              --
                                                    ----------        ----------      ----------
  Net income (loss)                                 $     0.51        $     0.28      $    (0.22)
                                                    ==========        ==========      ==========

Income (loss) per share - diluted:
  Income before extraordinary item                  $     0.41        $     0.13      $    (0.22)
  Extraordinary item                                $    (0.05)               --              --
                                                    ----------        ----------      ----------
  Net income (loss)                                 $     0.36        $     0.13      $    (0.22)
                                                    ==========        ==========      ==========


(1) The numerator amounts reflect the pro forma income tax provision recorded due to the Nebraska Acquisition. Similarly, the basic and diluted per share amounts are the pro forma earnings per share amounts. Historical earnings per share is considered meaningless.

(2) Warrants to purchase 16,667 shares of common stock at March 31, 1996 were outstanding but were not included in the computation of diluted earnings per share because the warrant's exercise price was greater than the average market price of the common shares and, therefore, the effect would be antidilutive. Convertible preferred stock, options and warrants to purchase 3,410,082 shares of common stock at March 31, 1995 were outstanding but not included due to the Company's loss, which would make the effect antidilutive.

THE TABLE BELOW CONTAINS THE RESTATED NET INCOME PER SHARE AND WEIGHTED AVERAGE SHARES OUTSTANDING FROM THE JUNE 30, AND SEPTEMBER 30, 1997 FORM 10-Q'S OF EDUCATIONAL MEDICAL, INC.

                                                                Per share data
                                        -------------------------------------------------------     (In thousands)
                                           Income before                                           Weighted average
                                        extraordinary items   Extraordinary items   Net income    shares outstanding
                                        ----------------------------------------------------------------------------
                                               Basic                 Basic             Basic            Basic
                                        ----------------------------------------------------------------------------
June 30, 1997 Form 10-Q:

Three months ended June 30, 1997               $0.03                   --              $0.03            7,348
Three months ended June 30, 1996 (1)           $0.03                   --              $0.03            2,371

September 30, 1997 Form 10-Q:

Three months ended September 30, 1997          $0.08                   --              $0.08            7,351
Three months ended September 30, 1996 (1)      $0.31                   --              $0.31            2,371
Six months ended September 30,1997             $0.11                   --              $0.11            7,348
Six months ended September 30,1996 (1)         $0.34                   --              $0.34            2,371



                                                                Per share data
                                        -------------------------------------------------------     (In thousands)
                                           Income before                                           Weighted average
                                        extraordinary items   Extraordinary items   Net income    shares outstanding
                                        ----------------------------------------------------------------------------
                                              Diluted               Diluted           Diluted          Diluted
June 30, 1997 Form 10-Q:

Three months ended June 30, 1997               $0.03                   --              $0.03            7,603
Three months ended June 30, 1996 (1)           $0.01                   --              $0.01            5,537

September 30, 1997 Form 10-Q:

Three months ended September 30, 1997          $0.08                   --              $0.08            7,587
Three months ended September 30, 1996 (1)      $0.13                   --              $0.13            5,537
Six months ended September 30,1997             $0.10                   --              $0.10            7,595
Six months ended September 30,1996 (1)         $0.14                   --              $0.14            5,537


THE TABLE BELOW CONTAINS THE RESTATED PORTION OF FOOTNOTE 7, STOCKHOLDERS' EQUITY (REQUIRED BY FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 123) FROM THE 1997 ANNUAL REPORT ON FORM 10-K OF EDUCATIONAL MEDICAL, INC.


                                                      Year Ended March 31,
                                                  ---------------------------
                                                   1997 (1)          1996 (1)
-----------------------------------------------------------------------------
Pro forma income before extraordinary item        $3,456,221         $479,629
Pro forma net income                              $3,147,538         $479,629

Pro forma earnings per common share:
  Income before extraordinary item - basic        $     0.77         $   0.20
  Income before extraordinary item - diluted      $     0.54         $   0.09
  Net income - basic                              $     0.70         $   0.20
  Net income - diluted                            $     0.49         $   0.09


(1) The numerator amounts reflect the pro forma income tax provision recorded due to the Nebraska Acquisition. Similarly, the basic and diluted per share amounts are the pro forma earnings per share amounts. Historical earnings per share is considered meaningless.

THE TABLE BELOW PRESENTS THE REQUIRED DISCLOSURES UNDER FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 128 FOR THE THREE AND SIX MONTHS ENDED SEPTEMBER 30, 1997 AND 1996.

The following table sets forth the computation of basic and diluted earnings per share:

                                                           Three Months Ended                         Six Months Ended
                                                September 30, 1997  September 30, 1996(1)  September 30, 1997  September 30, 1996(1)
                                                ------------------  ---------------------  ------------------  ---------------------
Numerator:
  Income before extraordinary items                  $  583,950          $  738,538            $  796,873          $  797,987
  Extraordinary items                                        --                  --                    --                  --
                                                     ----------          ----------            ----------          ----------
  Net income                                         $  583,950          $  738,538            $  796,873          $  797,987
                                                     ----------          ----------            ----------          ----------

Denominator:
  Denominator for basic earnings per share -
    weighted-average shares                           7,350,543           2,371,041             7,348,021           2,371,041
  Effect of dilutive securities:
    Convertible preferred stock                              --           1,705,082                    --           1,705,082
    Options                                             222,424             274,640               231,275             274,640
    Warrants                                             14,851           1,186,525                15,548           1,186,525
                                                     ----------          ----------            ----------          ----------

  Denominator for diluted earnings per share -
    adjusted weighted-average shares                  7,587,818           5,537,288             7,594,844           5,537,288
                                                     ==========          ==========            ==========          ==========


Income per share - basic:
  Income before extraordinary items                  $     0.08          $     0.31            $     0.11          $     0.34
  Extraordinary items                                        --                  --                    --                  --
                                                     ----------          ----------            ----------          ----------
  Net income                                         $     0.08          $     0.31            $     0.11          $     0.34
                                                     ==========          ==========            ==========          ==========

Income per share - diluted:
  Income before extraordinary items                  $     0.08          $     0.13            $     0.10          $     0.14
  Extraordinary items                                        --                  --                    --                  --
                                                     ----------          ----------            ----------          ----------
  Net income                                         $     0.08          $     0.13            $     0.10          $     0.14
                                                     ==========          ==========            ==========          ==========


(1) The numerator amounts reflect the pro forma income tax provision recorded due to the Nebraska Acquisition. Similarly, the basic and diluted per share amounts are the pro forma earnings per share amounts. Historical earnings per share is considered meaningless.

(2) Options to purchase 520,000 and 482,167 shares of common stock for the three and six months ended September 30, 1997, respectively, were outstanding but were not included in the computation of diluted earnings per share because the option's exercise price was greater than the average market price of the common shares and, therefore, the effect would be antidilutive.

THE TABLE BELOW PRESENTS THE REQUIRED DISCLOSURES UNDER FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 128 FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996.

The following table sets forth the computation of basic and diluted earnings per share:


                                                             Three Months Ended
                                                      June 30, 1997      June 30, 1996 (1)
                                                      -------------      -----------------
Numerator:
  Income before extraordinary items                     $  212,923          $   59,449
  Extraordinary items                                           --                  --
                                                        ----------          ----------
  Net income                                            $  212,923          $   59,449


Denominator:
  Denominator for basic earnings per share -
    weighted-average shares                              7,347,537           2,371,041
  Effect of dilutive securities:
    Convertible preferred stock                                 --           1,705,082
    Options                                                239,413             274,640
    Warrants                                                16,293           1,186,525
                                                        ----------          ----------

  Denominator for diluted earnings per share -
    adjusted weighted-average shares                     7,603,243           5,537,288
                                                        ==========          ==========

Income per share - basic:
  Income before extraordinary items                     $     0.03          $     0.03
  Extraordinary items                                           --                  --
                                                        ----------          ----------
  Net income                                            $     0.03          $     0.03
                                                        ==========          ==========

Income per share - diluted:
  Income before extraordinary items                     $     0.03          $     0.01
  Extraordinary items                                           --                  --
                                                        ----------          ----------
  Net income                                            $     0.03          $     0.01
                                                        ==========          ==========

(1) The numerator amounts reflect the pro forma income tax provision recorded due to the Nebraska Acquisition. Similarly, the basic and diluted per share amounts are the pro forma earnings per share amounts. Historical earnings per share is considered meaningless.

(2) Options to purchase 482,167 shares of common stock at June 30, 1997 were outstanding but were not included in the computation of diluted earnings per share because the option's exercise price was greater than the average market price of the common shares and, therefore, the effect would be antidilutive.